                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        Michigan Heritage Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                     [LOGO]




                                        CORPORATE HEADQUARTERS
                                        28300 Orchard Lake Road, Suite 200
                                        Farmington Hills, Michigan 48334
                                        (248) 538-2525


                                                                  March 24, 2000

Dear Shareholder:

     It is my pleasure to invite you to attend the 2000 Annual Meeting of Shareholders of Michigan Heritage Bancorp, Inc. (the "Company") on Thursday, April 20, 2000, at 10:00 a.m. The meeting will be held at The Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting and the nominees for election as directors.

     Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your Proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may, of course, revoke your Proxy and vote in person at the meeting if you desire.

                                   Sincerely,



                                Richard Zamojski
                       Chairman of the Board of Directors
                           and Chief Executive Officer

                         MICHIGAN HERITAGE BANCORP, INC.
                       28300 ORCHARD LAKE ROAD, SUITE 200
                        FARMINGTON HILLS, MICHIGAN 48334


                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2000

SOLICITATION OF PROXIES

     Michigan Heritage Bancorp, Inc. (the "Company") is distributing this Proxy Statement and the accompanying Proxy to the Company's shareholders to solicit proxies to be used at the 2000 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on Thursday, April 20, 2000, at 10:00 a.m. The meeting will be held at The Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375.

     The Board of Directors of the Company is soliciting the enclosed Proxy. The Board mailed this Proxy Statement and the enclosed Proxy to shareholders beginning on March 24, 2000. The Company has enclosed its 1999 Annual Report to Shareholders with this Proxy Statement.

     The Company will pay the entire cost of soliciting proxies. The Company will arrange with brokerage houses, nominees, custodians and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at the Company's expense.

REVOKING A PROXY

     Any person giving a Proxy has the power to revoke it at any time before it is voted. You may revoke your Proxy in any one of the following ways: (1) you may deliver a written notice of revocation, dated after the date of the Proxy, to the Secretary of the Company at or before the Annual Meeting; (2) you may deliver a later-dated Proxy to the Secretary of the Company at or before the Annual Meeting; or (3) you may attend the Annual Meeting in person and vote your shares by ballot.

RECORD DATE

     The record date for determining shareholders entitled to vote at the Annual Meeting is March 1, 2000. Each of the 1,488,765 shares of Common Stock of the Company issued and outstanding on that date is entitled to one vote on any matter voted on at the Annual Meeting. Abstention votes and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners ("broker non-votes") will be counted as "present" at the Annual Meeting to determine whether a quorum exists.

ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of directors, as determined from time to time by the Board, shall be no less than five and no more than fifteen. The Board has presently fixed the number of directors at seven. The Articles of Incorporation provide that the directors shall be divided into three classes, Class I, Class II and Class III, with each class serving a staggered three-year term and with the number of directors in each class being as nearly as equal as possible.

     The Board has nominated Phillip R. Harrison and Philip Sotiroff as Class I directors for three year terms expiring at the Annual Meeting of Shareholders in the year 2003 and upon election and qualification of their successors. Each of the nominees is presently a Class I director of the Company whose term expires at the 2000 Annual Meeting of Shareholders. The other members of the Board, who are Class II and Class III directors, will continue in office in accordance with their previous elections until the expiration of their terms at the Annual Meetings of Shareholders in 2001 and 2002, as the case may be.

     Unless proxy votes have been withheld, each Proxy received will be voted to elect Mr. Harrison and Mr. Sotiroff as Directors. If either nominee is unable or declines to serve, Proxies will be voted for the other nominee for such person as the Board of Directors designates to replace such nominee. However, the Board of Directors does not anticipate that this will occur.

     Persons receiving a plurality of the votes cast at the Annual Meeting in person or by Proxy will be elected as Directors. "Plurality" means that the persons who receive the largest number of votes cast will be elected as Directors. Shares not voted (whether by abstention, broker non-votes or otherwise) will have no effect on the election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1999, by the nominees for election as directors of the Company, the directors of the Company whose terms of office will continue after the Annual Meeting of Shareholders, the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

           Name And Address of                    Amount And Nature            Percent Of
            Beneficial Owner                  Of Beneficial Ownership (1)         Class
            ----------------                  ---------------------------         -----
         Anthony S. Albanese                         33,523 shs.(2)                2.3%
         330 Eaton Drive
         Northville, MI 48167

         H. Perry Driggs, Jr.                        27,865 shs.(3)(4)             1.9%
         230 Orange Lake Drive
         Bloomfield Hills, MI  48302

         Lewis N. George                             52,200 shs.(3)                3.5%
         5241 North Bay Drive
         Orchard Lake, MI 48324

         Phillip R. Harrison                         22,966 shs.(3)                1.5%
         4792 Split Rail Lane
         Brighton, MI 48116

         Darryle J. Parker                            7,425 shs.(5)                  *
         5750 Parkside Drive
         Monroe, MI 48161

         Frank A. Scerbo                             84,496 shs.(4)(6)             5.7%
         1144 Brookwood Lane
         Birmingham, MI  48009

         Philip Sotiroff                             94,684 shs.(3)(4)             6.4%
         770 E. Glengarry Circle
         Bloomfield Hills, MI 48301

         Richard Zamojski                            20,460 shs.(2)(4)             1.4%
         11790 Pine Mountain Drive
         Brighton, MI 48116

         All directors and executive                343,619 shs.                  23.1%
         officers of the Company
         as a group (8 persons)

See Next Page for Footnotes

----------------------
*    Less than 1.0%


(1) Unless otherwise noted, all shares are owned solely by the person named or jointly with the person's spouse. Percentages are based on issued and outstanding shares plus the number of shares that the named person or group has the right to acquire within 60 days.

(2) Includes 11,550 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Employee Stock Option Plan.

(3) Includes 13,200 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors.

(4) Includes 3,666 shares held by Mr. Driggs' spouse, 666 shares held by Mr. Scerbo's spouse, 7,336 shares held by Mr. Scerbo's spouse as co-trustee, 9,303 shares held by Mr. Sotiroff's spouse, and 110 shares held by Mr. Zamojski's minor daughter.

(5) Includes 5,775 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Employee Stock Option Plan.

(6) Includes 61,600 shares held by trusts of which Mr. Scerbo is co-trustee and 3,300 shares that Mr. Scerbo has the right to acquire within 60 days pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors.


INFORMATION ABOUT DIRECTORS AND NOMINEES AS DIRECTORS

     The following information is furnished with respect to each person who is presently a director of the Company whose term of office will continue after the Annual Meeting of Shareholders, as well as those persons who have been nominated for election as a director, each of whom is presently a director of the Company as well as a director of Michigan Heritage Bank (the "Bank"), which is the Company's wholly-owned subsidiary.

Nominees For Election as Directors at the 2000 Annual Meeting of Shareholders

                                                                                            Year When
                                                              Has Served As              Proposed Term of
     Name, Age, Principal Occupation                          Director Since              Office Expires
     -------------------------------                          --------------              --------------
     Phillip R. Harrison, 45                                      1996                        2003
     President; Harrison Capital Corporation
     (Investment Banking)

     Philip Sotiroff, 61                                          1996                        2003
     President; Sotiroff & Abramczyk, P.C.
     (Law Firm)

Directors Whose Terms of Office Continue After the 2000 Annual Meeting of Shareholders

                                                              Has Served As               Year When Term
     Name, Age, Principal Occupation                          Director Since             of Office Expires
     -------------------------------                          --------------             -----------------
     Anthony S. Albanese, 52                                       1996                        2001
     President and Chief Operating Officer;
     Michigan Heritage Bancorp, Inc. and
     Michigan Heritage Bank

     H. Perry Driggs, Jr., 63                                      1996                        2002
     President; Great Lakes Capital Corporation
     (Investment Banking, Corporate Finance)

     Lewis N. George, 62                                           1996                        2001
     President; The George Group
     (Real Estate Development and Management)

     Frank A. Scerbo, 50                                           1997                        2002
     Vice President; McPhail Corporation
     (Automotive Supplier)

     Richard Zamojski, 48                                          1996                        2002
     Chairman of the Board and
     Chief Executive Officer;
     Michigan Heritage Bancorp, Inc. and
     Michigan Heritage Bank

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Company has no standing Audit, Compensation or Nominating Committees.

     The Board is responsible for reviewing and making recommendations as to its size and composition, nominating candidates for election as directors, and filling any vacancies that may occur between annual meetings. The Board will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Board in care of Richard Zamojski, Chairman of the Board. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Shareholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in the Company's Bylaws.

     During 1999, there were twelve regular and two special meetings of the Board. Each of the Directors attended all of the meetings of the Board during 1999, other than one director who did not attend one regular meeting.

     Original members of the Board who are not employees of the Company or any of its affiliates ("Nonemployee Directors"), after adjusting for the Company's stock dividend distributed in 1998 (the "Stock Dividend"), each received an option to purchase 13,200 shares of Common Stock of the Company at the public offering price of $9.09 per share, pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors which was approved on January 15, 1997. Each option has become exercisable in full. Each option expires seven years after its date of grant. Nonemployee Directors who are appointed or elected after March 1, 1997, will receive an option for a lesser number of shares, the number of which will depend on which annual meeting is the first annual meeting occurring concurrently with, or after, he or she becomes a Nonemployee Director.

COMPENSATION OF EXECUTIVE OFFICERS

     Compensation information is provided only for Richard Zamojski and Anthony
S. Albanese because no other executive officer of the Company had total annual salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                    Securities  All other
                                                        Other Annual    Restricted    Underlying      LTIP       Compen-
     Name and                    Salary         Bonus    Compensation  Stock Awards  Options/SARs    Payouts     sation
Principal Position     Year        ($)           ($)         ($)           ($)          (#)            ($)         ($)
------------------     ----        ---           ---         ---           ---          ---            ---         ---
Richard Zamojski       1999     115,000        15,000      3,977            0          13,200           0           0
                       1998     105,000           0          0              0          13,200           0         4,939
                       1997     100,000(1)      1,000        0              0          13,200           0           0

Anthony S. Albanese    1999     115,000        15,000     14,880            0          13,200           0           0
                       1998     105,000           0          0              0          13,200           0        10,481
                       1997     100,000(1)      1,000        0              0          13,200           0           0

     (1)  Annual rate

                   AGGREGATE FISCAL YEAR END OPTION/SAR VALUES

                                                                                                                 Value Of
                                                                                Number of Securities            unexercised
                                                                               Underlying Unexercised          In-The-Money
                                                                                    Options/Sars               Options/Sars
                               Shares Acquired          Value Realized              At FY-End (#)               At FY-End
          Name                   On Exercise                 ($)             Exercisable/Unexercisable  Exercisable/Unexercisable(1)
----------------------------     -----------       -----------------------   -------------------------  ----------------------------
Richard Zamojski                     0                       0                    11,550/1,650                    $0/$0

Anthony S. Albanese                  0                       0                    11,550/1,650                    $0/$0

(1)  Based on the last trade on December 31, 1999

     During 1999, none of the executive officers of the Company exercised any stock options. The Company does not have a Long-term Incentive Plan.

RELATED PARTY TRANSACTIONS

Banking Transactions. It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated may have banking and other transactions with the Bank in the ordinary course of the Bank's business. Applicable law and the Bank's policy require that any loans and commitments to lend to such affiliated persons or entities included in such transactions or other transactions with such affiliates be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, do not involve more than normal risk or present other unfavorable features to the Bank, and be on terms no less favorable to the Bank than could be obtained on an arms-length basis from unaffiliated independent third parties. During 1998, the Bank funded a term loan of $190,000 to a corporation of which Mr. Scerbo is a shareholder, director, and officer. As of the date of this proxy statement, the balance of such loan is approximately $123,000. The Company paid the law firm of which Mr. Sotiroff is a member legal fees of $65,348 in 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that its officers, Directors, and greater than 10% shareholders met all applicable filing requirements during the last fiscal year.

INDEPENDENT ACCOUNTANTS

     Plante & Moran, LLP has served as independent accountants for the Company since its inception. Plante & Moran, LLP was selected by the Board of Directors to serve as the Company's current fiscal year (ending December 31, 2000). It is anticipated that representatives of Plante & Moran, LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

     Shareholder proposals to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company not later than November 24, 2001, if they are to be included in the Company's Proxy Statement for that meeting. Such proposals should be addressed to the Secretary at the Company's executive offices.

     In addition, in accordance with the provisions contained in the Company's Bylaws, any shareholder who wishes to present a proposal for action at the 2001 Annual Meeting of Shareholders must give advance notice of his or her proposal in writing to the Secretary of the Company not later than February 19, 2001 (60 days before the anniversary date of the Annual Meeting of Shareholders being held this year), and must include with such notice the information required by the Bylaws.

OTHER MATTERS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the 2000 Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on such matters.

FORM 10-KSB

     Any shareholder who would like to have a copy of the Company's Form 10-KSB, as filed with the Securities and Exchange Commission, may obtain it at no charge by writing to Darryle J. Parker, Secretary, at the Company's Corporate Headquarters.

                       By Order of the Board of Directors,



                                Darryle J. Parker
                                    Secretary

March 24, 2000

/X/ PLEASE MARK VOTES                     REVOCABLE PROXY                                                        With-
    AS IN THIS EXAMPLE          MICHIGAN HERITAGE BANCORP, INC.                                          For      hold       Abstain

    ANNUAL MEETING OF STOCKHOLDERS                            1. The election as directors of all nomi-  / /      / /          / /
            APRIL 20, 2000                                       nees listed (except as marked to the
                                                                 contrary below):


The undersigned hereby appoints Richard Zamojski                    Phillip R. Harrison, Philip Sotiroff
and Anthony S. Albanese, or either of them, attorneys
and proxies with power of substitution, to vote all of        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
the Common Stock of the undersigned at the Annual Meeting     NOMINEE, WRITE "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
of Shareholders of Michigan Heritage Bancorp, Inc. to be      THE SPACE PROVIDED BELOW.
held at the Novi Hilton, 21111 Haggerty Road, Novi,
Michigan  48375 on Thursday, April 20, 2000 at 10 a.m.,    ----------------------------------------------------------------
local time, and at any adjournments thereof upon the
following matters:

                                                                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
                                                              PROPOSAL.

                                                                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MICHIGAN
                                                              HERITAGE BANCORP, INC.

                                                                   The undersigned acknowledges receipt of the Proxy Statement dated
                                                              March 24, 2000, and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof, and revokes all former proxies.

                                          --------------      Please sign this proxy exactly as your name appears hereon, date
        Please be sure to sign and date   Date                it, and return it in the enclosed envelope.  Joint owners should
          this Proxy in the box below.                        each sign. If you are signing as guardian, trustee, executor,
--------------------------------------------------------      administrator or attorney-in-fact, please so indicate.  Please also note any address correction above.



Stockholder sign above---Co-holder (if any) sign above--


                DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                                        MICHIGAN HERITAGE BANCORP, INC.

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                                                PLEASE ACT PROMPTLY
                                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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